Exhibit 99.1
MarketWise Announces $150,000,000 Revolving Credit Facility
BALTIMORE, MARYLAND, November 1, 2021 (GLOBE NEWSWIRE) -- MarketWise, Inc. (NASDAQ: MKTW) (the “Company”), formerly known as Beacon Street Group, a leading multi-brand digital subscription services platform providing premium financial research, software, education, and tools for self-directed investors, announced today that its direct subsidiary, MarketWise, LLC (the “Borrower”), and certain of the Company’s direct and indirect material U.S. subsidiaries (the “Guarantors”) have entered into a Loan and Security Agreement with a syndicate of five banks, providing for a revolving credit facility of up to $150,000,000 (the “Credit Facility”).
The relevant terms and covenants contained in the new Credit Facility are summarized below:
•Provides maximum revolving loans up to $150 million and contains a $5 million sub-facility for letters of credit.
•Provides for uncommitted incremental revolving commitments or term loans of up to an additional $65 million, subject to obtaining the consent of each lender providing the commitments or loans.
•Borrowings under the Credit Facility as a spread to LIBOR will be at a range of 150 bps to 225 bps, and there is an unused commitment fee of 25 bps to 35 bps based on unused capacity.
•The Credit Facility has a term of three years, maturing on October 29, 2024, and is secured by a first priority lien on substantially all of the assets of the Borrower and the Guarantors.
•The Credit Facility has two financial covenants, an interest coverage covenant, and a leverage covenant, as well as customary affirmative and negative covenants.
Dale Lynch, Chief Financial Officer of MarketWise commented, "We are very pleased to have the support of our banking partners. While we have no intention of drawing down the facility upon closing, it provides financial flexibility to MarketWise, serving as a backup source of liquidity as well as providing capacity to execute upon our M&A strategy. As you can see, the total size of the facility implies only a modest amount of leverage, even when fully drawn, and we will continue to be conservative with any debt funding strategy.”
With HSBC Bank USA, N.A. and BMO Capital Markets Corp. as joint lead arrangers and joint bookrunners, the syndicate bank group includes BMO Harris Bank N.A., Silicon Valley Bank, Wells Fargo Bank, N.A., and PNC Bank National Association. HSBC Bank USA, N.A. is the administrative agent.
The Company may use the proceeds of the Credit Facility to finance permitted acquisitions and for working capital and other general corporate purposes. The advances under the Credit Facility are subject to conditions customary for facilities of this nature.
About MarketWise
Founded with a mission to level the playing field for self-directed investors, MarketWise has more than 20 years of operating history and is comprised of 12 primary customer facing brands, offering more than 160 products, and serving a community of 13 million free and paid subscribers. MarketWise’s products are a trusted source for high-value financial research, education, actionable investment ideas, and investment software. MarketWise is a 100% digital, direct-to-customer company offering its research across a variety of platforms including mobile, desktops, and tablets. MarketWise has a proven, agile, and scalable platform with a vision is to become the leading financial solutions platform for self-directed investors.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of the Company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to, the following: our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; failure to adequately market our products and services, or to monitor and manage our use of social media platforms as marketing tools; failure to maintain and protect our reputation for trustworthiness and independence; our ability to manage our growth effectively, including through acquisitions; our ability to attract, develop, and retain capable management, editors, and other key personnel; our ability to grow market share in our existing markets or any new markets we may enter; adverse or weakened conditions in the financial sector, global financial markets, and global economy; our ability to respond to and adapt to changes in technology and consumer behavior; failure to successfully identify and integrate acquisitions, or dispose of assets and businesses; the impact of the COVID-19 pandemic; the fact that we recognize revenue from subscriptions for our services over the term of the subscription, and so downturns or upturns in new business may not be immediately reflected in our operating results; our business, products, and facilities being at risk of a number of material disruptive events that our operational risk management and business continuity programs may not be adequate to address; disruptions to our third-party technology providers and management systems; payment processing risk; failure to comply with laws and regulations or other regulatory action or investigations, including with respect to the federal and state securities laws; liability for the information and data we collect and distribute or the reports and other documents produced by our software products; our ability to maintain and protect our intellectual property; failure of our internal security measures or breach of our privacy protections; the impact of the regulatory environment and complexities with compliance related to such environment; adverse litigation judgments or settlements resulting from legal proceedings relating to our business operations; our organizational structure, including obligations under the tax receivable agreement; our public securities’ potential liquidity and trading; our future capital needs; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; and other factors beyond our control.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, the registration statement on Form S-1 and prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), and other documents filed by us from time to time with the SEC.

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated.
Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.
MarketWise Investor Relations Contact
Jonathan Shanfield
(800) 290-4113
ir@marketwise.com
MarketWise Media Contact
Email: media@marketwise.com
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